SECURITIES AND EXCHANGE COMMISSION


                             Washington, D. C. 20549


                                   Form 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 20, 1999
                                                        -----------------

                                  SHANECY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             DELAWARE                    0-25521            88-0414076
     ----------------------------      ------------      -------------------
     (State or other jurisdiction      (Commission         (IRS Employer
        of incorporation)              File Number)      Identification No.)


            1530-625 Howe Street, Vancouver, British Columbia V6C2T6
            ----------------------------------------------------------
               (Address of principal executive offices)     (Zip Code)


        Registrant's telephone number, including area code (604) 682-3284
                                                           --------------

                 13640 WHITE ROCK STATION ROAD, POWAY, CA 92064
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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         Item 5. - Other Events

         The Company has declared a stock dividend on its Common Stock, par value $0.001, effective as of 12:01 A.M. Eastern Standard Time on December 30, 1999, to shareholders of record as of that time. The amount of Common Stock outstanding immediately prior to the dividend is 8,495,000, the amount of Common Stock outstanding immediately following the dividend will be 16,990,000, and the rate of dividend is 100% or one share for each share. There will be no fractional interests and there will be no change in the par value of the Company's shares of Common Stock.

         Item 7.   Financial Statements and Exhibits


                           None

                  Exhibits

                           None




                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   SHANECY, INC.
                                                   ---------------------------
                                                   (Registrant)

         Date   December 22, 1999                  /s/Jason W. Galanis
                                                   ---------------------------
                                                   Jason W. Galanis, President